UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant |X|	Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|	Preliminary Proxy Statement

|_|	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|	Supplement to Definitive Proxy Statement

|_|	Supplement to Definitive Additional Materials

|_|	Soliciting Material Pursuant to §240.14a-12

BlackRock Senior High Income Fund, Inc.
BlackRock Enhanced Capital and Income Fund, Inc.
BlackRock Corporate High Yield Fund, Inc.
BlackRock Corporate High Yield Fund III, Inc.
BlackRock Debt Strategies Fund, Inc.
BlackRock Diversified Income Strategies Fund, Inc.
BlackRock Enhanced Government Fund, Inc.
BlackRock Floating Rate Income Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund II, Inc.
BlackRock Corporate High Yield Fund VI, Inc.
BlackRock Corporate High Yield Fund V, Inc.
BlackRock MuniYield California Insured Fund, Inc.
BlackRock MuniEnhanced Fund, Inc.
BlackRock MuniHoldings Insured Investment Fund
BlackRock MuniYield Insured Investment Fund
BlackRock MuniHoldings Fund, Inc.
The Massachusetts Health & Education Tax-Exempt Trust
BlackRock MuniHoldings New York Insured Fund, Inc.
BlackRock MuniYield Michigan Insured Fund, Inc.
BlackRock MuniYield New Jersey Insured Fund, Inc.
BlackRock Muni New York Intermediate Duration Fund, Inc.
BlackRock MuniYield Pennsylvania Insured Fund
BlackRock MuniYield Quality Fund II, Inc.
BlackRock MuniYield Quality Fund, Inc.
BlackRock MuniHoldings California Insured Fund, Inc.
BlackRock MuniHoldings Insured Fund II, Inc.
BlackRock MuniHoldings Fund II, Inc.
BlackRock Muni Intermediate Duration Fund, Inc.
BlackRock MuniHoldings New Jersey Insured Fund, Inc.
BlackRock MuniHoldings Insured Fund, Inc.
BlackRock MuniVest Fund, Inc.
BlackRock MuniVest Fund II, Inc.
BlackRock MuniYield California Fund, Inc.
BlackRock MuniYield Fund, Inc.
BlackRock MuniYield Investment Fund
BlackRock MuniYield Insured Fund, Inc.
BlackRock MuniYield New Jersey Fund, Inc.
BlackRock MuniYield Michigan Insured Fund II, Inc.
BlackRock MuniYield New York Insured Fund, Inc.
BlackRock MuniYield Arizona Fund, Inc.

(Name of Registrant as Specified In Its Charter)*

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|	No fee required.

|_|	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

		|_|	Fee paid previously with preliminary materials.

		|_|	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

			(1)	Amount Previously Paid:

			(2)	Form, Schedule or Registration Statement No.:

			(3)	Filing Party:

			(4)	Date Filed:

* Supplements to the definitive joint proxy statement dated July 17, 2009, for BlackRock Preferred and Corporate Income Strategies Fund, Inc. and BlackRock Preferred Income Strategies Fund, Inc. are being filed separately.

August 7, 2009

Supplemental Information

The information set forth below amends and supplements the definitive joint proxy statement of the BlackRock Closed-End Funds listed on Annex A (each, a “Fund”), dated July 17, 2009, in connection with the joint annual meeting. The supplemental information contained below is incorporated by reference into the joint proxy statement. To the extent supplemental information differs from, updates, or conflicts with information in the joint proxy statement, the supplemental information governs.

Appendix B “Compensation of the Board Members” of the joint proxy statement is restated in its entirety as set forth in Annex B to correct the amount of deferred compensation of certain Board Members and reflect additional disclosure regarding compensation.

The table beginning on page C-1 of Appendix C “Equity Securities Owned by Board Members” of the joint proxy statement is amended and supplemented as set forth in Annex C to reflect the correct ownership of certain of the Funds by certain Board Members. We also note that Richard S. Davis is the President of BlackRock MuniHoldings Insured Investment Fund, BlackRock MuniYield Insured Investment Fund, BlackRock MuniYield Pennsylvania Insured Fund and BlackRock MuniYield Investment Fund.

If you already returned a validly executed proxy card, your votes will be recorded unless you submit a subsequent proxy or you otherwise revoke your prior proxy. If you have not voted, wish to change your vote or need assistance in voting, please contact The Altman Group, Inc., the firm assisting us in the solicitation of proxies, at 1-866-796-7185.

Annex A

Fund Information

The following table lists the name and ticker symbol of each Fund.

Ticker	Fund
ARK	BlackRock Senior High Income Fund, Inc.
CII	BlackRock Enhanced Capital and Income Fund, Inc.
COY	BlackRock Corporate High Yield Fund, Inc.
CYE	BlackRock Corporate High Yield Fund III, Inc.
DSU	BlackRock Debt Strategies Fund, Inc.
DVF	BlackRock Diversified Income Strategies Fund, Inc.
EGF	BlackRock Enhanced Government Fund, Inc.
FRA	BlackRock Floating Rate Income Strategies Fund, Inc.
FRB	BlackRock Floating Rate Income Strategies Fund II, Inc.
HYT	BlackRock Corporate High Yield Fund VI, Inc.
HYV	BlackRock Corporate High Yield Fund V, Inc.
MCA	BlackRock MuniYield California Insured Fund, Inc.
MEN	BlackRock MuniEnhanced Fund, Inc.
MFL	BlackRock MuniHoldings Insured Investment Fund
MFT	BlackRock MuniYield Insured Investment Fund
MHD	BlackRock MuniHoldings Fund, Inc.
MHE	The Massachusetts Health & Education Tax-Exempt Trust
MHN	BlackRock MuniHoldings New York Insured Fund, Inc.
MIY	BlackRock MuniYield Michigan Insured Fund, Inc.
MJI	BlackRock MuniYield New Jersey Insured Fund, Inc.
MNE	BlackRock Muni New York Intermediate Duration Fund, Inc.
MPA	BlackRock MuniYield Pennsylvania Insured Fund
MQT	BlackRock MuniYield Quality Fund II, Inc.
MQY	BlackRock MuniYield Quality Fund, Inc.
MUC	BlackRock MuniHoldings California Insured Fund, Inc.
MUE	BlackRock MuniHoldings Insured Fund II, Inc.
MUH	BlackRock MuniHoldings Fund II, Inc.
MUI	BlackRock Muni Intermediate Duration Fund, Inc.
MUJ	BlackRock MuniHoldings New Jersey Insured Fund, Inc.
MUS	BlackRock MuniHoldings Insured Fund, Inc.
MVF	BlackRock MuniVest Fund, Inc.
MVT	BlackRock MuniVest Fund II, Inc.
MYC	BlackRock MuniYield California Fund, Inc.
MYD	BlackRock MuniYield Fund, Inc.
MYF	BlackRock MuniYield Investment Fund
MYI	BlackRock MuniYield Insured Fund, Inc.
MYJ	BlackRock MuniYield New Jersey Fund, Inc.
MYM	BlackRock MuniYield Michigan Insured Fund II, Inc.
MYN	BlackRock MuniYield New York Insured Fund, Inc.
MZA	BlackRock MuniYield Arizona Fund, Inc.
PSW	BlackRock Preferred and Corporate Income Strategies Fund, Inc.
PSY	BlackRock Preferred Income Strategies Fund, Inc.

A-1

Annex B

Compensation of the Board Members

     The Board Members who are not “interested persons,” as defined in the 1940 Act, (the “Independent Board Members”) receive retainer fees which includes meeting fees (up to six meetings per year) for Board and Committee meetings and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Funds do not provide compensation to any Board Member who is an “interested person,” as defined in the 1940 Act; provided, however, that Mr. Gabbay, a former employee and consultant of BlackRock, and currently an interested person of the Funds, received compensation in the amount noted below for services rendered as an employee. Effective January 1, 2009, Mr. Gabbay receives as compensation for his services as a Board Member of the Funds in the Fund Complex and other BlackRock-advised funds, an annual retainer of $412,500 allocated to the Funds and other BlackRock-advised Funds, based on their net assets. In addition, Mr. Gabbay, receives meeting fees for attendance at board meetings held by the two open-end BlackRock fund complexes. Mr. Gabbay will also be reimbursed for out-of-pocket expenses in accordance with Board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay’s compensation for serving on the Board and the boards of two open-end fund complexes is equal to 75% of each retainer and, where applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Board Members serving on such boards. The Board or an open-end fund complex board may reduce its compensation from time to time depending on market conditions and Mr. Gabbay’s compensation would be impacted by those reductions. Information regarding compensation, including amounts deferred, paid to the Independent Board Members and Mr. Gabbay for each Fund’s most recent fiscal year is set forth below.

     Each Fund shall pay a pro rata portion quarterly (based on the relative net assets) of the following Board Member fees paid by the funds in the Fund Complex for which they serve: (i) $250,000 per annum for each Independent Board Member as a retainer and (ii) $10,000 per day for each Independent Board Member for each special meeting of each board in the Fund Complex for which they serve (i.e., any meeting, whether telephonic or in person, other than one of the six regularly scheduled meetings of each board per year) attended. Each Independent Board Member shall also be entitled to reimbursement for all of his or her out-of-pocket expenses in attending each meeting of each board and any committee thereof. Mr. Cavanagh will receive an additional $120,000 per annum from the funds in the Fund Complex for acting as the Chair for each board. Ms. Robards will receive an additional $40,000 per annum from the funds in the Fund Complex for acting as the Vice Chair for each board. Mr. Fabozzi will receive an additional $20,000 per annum from the funds in the Fund Complex for acting as Chair of each Performance Oversight Committee. Ms. Feldstein will receive an additional $20,000 per annum from the funds in the Fund Complex for acting as Chair of each Compliance Committee. Mr. Hubbard will receive an additional $10,000 per annum from the funds in the Fund Complex for acting as Chair of each Governance and Nominating Committee. Mr. Dixon, Mr. Fabozzi, Mr. Flynn, Mr. Kester and Ms. Robards will each receive an additional $25,000 per annum from the funds in the Fund Complex for their service on each Audit Committee. Ms. Robards will receive an additional $35,000 per annum from the funds in the Fund Complex for acting as the Chair of each Audit Committee. The additional compensation payable to Mr. Cavanagh, Mr. Dixon, Mr. Fabozzi, Ms. Feldstein, Mr. Flynn, Mr. Hubbard, Mr. Kester and Ms. Robards will be allocated among the funds in the Fund Complex for which they serve based on their relative net assets.

     The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the Fund Complex may be deferred pursuant to the Fund Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in common shares of certain funds in the Fund Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such other funds in the Fund Complex for which they serve. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund. A fund may, however, elect to invest in common shares of those funds in the Fund Complex selected by the Independent Board Members in order to match its deferred compensation obligation. For the year ended December 31, 2008, the Funds supervised by the Boards reimbursed Independent Board Member expenses in an aggregate amount of $72,531.

     The table below sets forth the aggregate compensation paid to each Independent Board Member and Mr. Gabbay by each Fund during its most recently completed fiscal year (based on each Fund’s post-amended fiscal year end).

Fund	Fund’s Fiscal Year End (1)	Richard E. Cavanagh (2)	Kent Dixon (3)(12)	Frank J. Fabozzi (4)	Kathleen F. Feldstein (5)	R. Glenn Hubbard (6)	G. Nicholas Beckwith III (7)	James T. Flynn (8)	Jerrold B. Harris (9)	W. Carl Kester (10)	Karen P. Robards (11)	Robert S. Salomon Jr. (12)(14)	Henry Gabbay (12)	Fund Total
ARK	28-Feb	$3,116.23	$2,316.12	$2,484.55	$2,274.01	$2,189.78	$2,105.57	$2,316.12	$2,105.57	$2,316.12	$2,947.79	$2,011.31	$201.95	$26,385.12
CII	31-Oct	$2,532.60	$1,882.33	$2,019.23	$1,848.11	$1,779.67	$1,711.21	$1,882.33	$1,711.21	$1,882.33	$2,395.70	$1,882.33	$—	$21,527.07
COY	28-Feb	$2,867.71	$2,131.40	$2,286.42	$2,092.65	$2,015.15	$1,937.64	$2,131.40	$1,937.64	$2,131.40	$2,712.69	$1,832.77	$205.87	$24,282.73
CYE	28-Feb	$3,038.06	$2,258.01	$2,422.23	$2,216.97	$2,134.85	$2,052.74	$2,258.01	$2,052.74	$2,258.01	$2,873.83	$1,945.96	$215.18	$25,726.59
DSU	28-Feb	$6,299.34	$4,681.95	$5,022.45	$4,596.83	$4,426.57	$4,256.32	$4,681.95	$4,256.32	$4,681.95	$5,958.85	$4,119.66	$350.80	$53,332.99
DVF	31-Aug	$1,683.24	$1,251.07	$1,342.04	$1,228.32	$1,182.82	$1,137.33	$1,251.07	$1,137.33	$1,251.07	$1,592.25	$1,251.07	$—	$14,307.60
EGF	31-Dec	$2,505.01	$1,861.84	$1,997.24	$1,827.99	$1,760.29	$1,692.58	$1,861.84	$1,692.58	$1,861.84	$2,369.61	$1,861.84	$—	$21,292.66
FRA	31-Aug	$2,785.11	$2,070.02	$2,220.55	$2,032.37	$1,957.11	$1,881.83	$2,070.02	$1,881.83	$2,070.02	$2,634.55	$2,070.02	$—	$23,673.42
FRB	28-Feb	$1,895.66	$1,408.93	$1,511.41	$1,383.32	$1,332.10	$1,280.86	$1,408.93	$1,280.86	$1,408.93	$1,793.20	$1,219.98	$133.14	$16,057.32
HYT	31-Aug	$4,045.71	$3,006.95	$3,225.65	$2,952.28	$2,842.94	$2,733.59	$3,006.95	$2,733.59	$3,006.95	$3,827.02	$3,150.35	$—	$34,531.98
HYV	31-Aug	$3,788.55	$2,815.82	$3,020.60	$2,764.63	$2,662.23	$2,559.84	$2,815.82	$2,559.84	$2,815.82	$3,583.77	$2,949.92	$—	$32,336.83
MCA	31-Jul	$4,283.80	$3,183.91	$3,415.48	$3,126.02	$3,010.24	$2,894.47	$3,183.91	$2,894.47	$3,183.91	$4,052.25	$3,846.73	$—	$37,075.18
MEN	30-Apr	$3,781.73	$2,810.74	$3,015.17	$2,759.64	$2,657.42	$2,555.22	$2,810.74	$2,555.22	$2,810.74	$3,577.31	$1,749.44	$574.83	$31,658.22
MFL	31-Aug	$5,166.68	$3,840.10	$4,119.38	$3,770.28	$3,630.64	$3,491.01	$3,840.10	$3,491.01	$3,840.10	$4,887.41	$3,840.10	$—	$43,916.82
MFT	31-Jul	$1,039.66	$772.73	$828.93	$758.67	$730.58	$702.47	$772.73	$702.47	$772.73	$983.46	$772.73	$—	$8,837.15
MHD	30-Apr	$2,541.59	$1,889.01	$2,026.40	$1,854.67	$1,785.97	$1,717.29	$1,889.01	$1,717.29	$1,889.01	$2,404.19	$1,195.25	$369.43	$21,279.11
MHE	31-Aug	$295.95	$219.95	$235.95	$215.95	$207.96	$199.97	$219.95	$199.97	$219.95	$279.95	$219.95	$—	$2,515.50
MHN	31-Aug	$4,326.36	$3,215.52	$3,449.38	$3,157.07	$3,040.13	$2,923.20	$3,215.52	$2,923.20	$3,215.52	$4,092.48	$3,215.52	$—	$36,773.91
MIY	31-Jul	$2,362.35	$1,755.81	$1,883.49	$1,723.87	$1,660.03	$1,596.18	$1,755.81	$1,596.18	$1,755.81	$2,234.66	$1,755.81	$—	$20,080.01
MJI	31-Jul	$1,127.36	$837.89	$898.84	$822.65	$792.19	$761.74	$837.89	$761.74	$837.89	$1,066.41	$837.89	$—	$9,582.48
MNE	31-Jul	$516.61	$383.95	$411.89	$376.98	$363.02	$349.05	$383.95	$349.05	$383.95	$488.68	$383.95	$—	$4,391.07
MPA	31-Jul	$1,510.00	$1,122.30	$1,203.92	$1,101.89	$1,061.09	$1,020.27	$1,122.30	$1,020.27	$1,122.30	$1,428.36	$1,122.30	$—	$12,835.00
MQT	30-Apr	$3,387.38	$2,517.65	$2,700.75	$2,471.87	$2,380.33	$2,288.78	$2,517.65	$2,288.78	$2,517.65	$3,204.29	$1,562.72	$517.41	$28,355.26
MQY	30-Apr	$5,273.18	$3,919.26	$4,204.29	$3,848.01	$3,705.47	$3,562.96	$3,919.26	$3,562.96	$3,919.26	$4,988.14	$2,412.83	$813.22	$44,128.83
MUC	31-Jul	$5,158.38	$3,833.92	$4,112.75	$3,764.22	$3,624.81	$3,485.39	$3,833.92	$3,485.39	$3,833.92	$4,879.55	$4,556.86	$—	$44,569.13
MUE	31-Jul	$2,653.80	$1,972.42	$2,115.87	$1,936.56	$1,864.84	$1,793.12	$1,972.42	$1,793.12	$1,972.42	$2,510.35	$2,558.36	$—	$23,143.27
MUH	30-Apr	$1,910.72	$1,420.11	$1,523.40	$1,394.30	$1,342.67	$1,291.01	$1,420.11	$1,291.01	$1,420.11	$1,807.43	$893.17	$281.09	$15,995.15
MUI	30-Apr	$6,829.66	$5,076.10	$5,445.27	$4,983.81	$4,799.23	$4,614.64	$5,076.10	$4,614.64	$5,076.10	$6,460.49	$3,141.04	$1,010.39	$57,127.48
MUJ	31-Jul	$2,761.21	$2,052.26	$2,201.50	$2,014.94	$1,940.31	$1,865.68	$2,052.26	$1,865.68	$2,052.26	$2,611.95	$2,052.26	$—	$23,470.33
MUS	30-Apr	$2,101.25	$1,561.74	$1,675.32	$1,533.33	$1,476.55	$1,419.77	$1,561.74	$1,419.77	$1,561.74	$1,987.66	$961.02	$319.49	$17,579.39
MVF	31-Aug	$5,497.39	$4,085.89	$4,383.05	$4,011.60	$3,863.02	$3,714.44	$4,085.89	$3,714.44	$4,085.89	$5,200.22	$4,085.89	$—	$46,727.73
MVT	30-Apr	$3,339.86	$2,482.35	$2,662.86	$2,437.20	$2,346.94	$2,256.67	$2,482.35	$2,256.67	$2,482.35	$3,159.34	$1,579.02	$488.00	$27,973.60
MYC	31-Jul	$2,649.54	$1,969.26	$2,112.48	$1,933.45	$1,861.85	$1,790.23	$1,969.26	$1,790.23	$1,969.26	$2,506.33	$2,547.96	$—	$23,099.86
MYD	30-Apr	$7,245.09	$5,384.87	$5,776.49	$5,286.95	$5,091.14	$4,647.08	$5,384.87	$4,647.08	$5,384.87	$6,853.47	$3,430.25	$1,046.55	$60,178.70
MYF	31-Jul	$1,674.89	$1,244.84	$1,335.39	$1,222.20	$1,176.94	$1,131.67	$1,244.84	$1,131.67	$1,244.84	$1,584.36	$1,771.86	$—	$14,763.53
MYI	31-Jul	$8,160.40	$6,065.16	$6,506.26	$5,954.88	$5,734.33	$5,513.78	$6,065.16	$5,513.78	$6,065.16	$7,719.30	$6,951.36	$—	$70,249.60
MYJ	31-Jul	$1,836.28	$1,364.80	$1,464.08	$1,339.99	$1,290.37	$1,240.74	$1,364.80	$1,240.74	$1,364.80	$1,737.04	$1,899.66	$—	$16,143.29
MYM	31-Jul	$1,463.19	$1,087.51	$1,166.61	$1,067.74	$1,028.20	$988.65	$1,087.51	$988.65	$1,087.51	$1,384.11	$1,603.85	$—	$12,953.53
MYN	31-Jul	$4,688.64	$3,484.81	$3,738.25	$3,421.45	$3,294.72	$3,168.00	$3,484.81	$3,168.00	$3,484.81	$4,435.20	$4,169.45	$—	$40,538.14
MZA	31-Jul	$537.22	$399.28	$428.34	$392.03	$377.52	$362.99	$399.28	$362.99	$399.28	$508.19	$867.73	$—	$5,034.86
PSW	31-Oct	$1,872.22	$1,391.52	$1,492.72	$1,366.22	$1,315.62	$1,265.01	$1,391.52	$1,265.01	$1,391.52	$1,771.02	$1,391.52	$—	$15,913.90
PSY	31-Oct	$7,495.84	$5,571.22	$5,976.40	$5,469.93	$5,267.35	$5,064.75	$5,571.22	$5,064.75	$5,571.22	$7,090.65	$5,571.22	$—	$63,714.53

Fund	Fund’s Fiscal Year End (1)	Richard E. Cavanagh (2)	Kent Dixon (3)(12)	Frank J. Fabozzi (4)	Kathleen F. Feldstein (5)	R. Glenn Hubbard (6)	G. Nicholas Beckwith III (7)	James T. Flynn (8)	Jerrold B. Harris (9)	W. Carl Kester (10)	Karen P. Robards (11)	Robert S. Salomon Jr. (12)(14)	Henry Gabbay (12)	Fund Total
Total Compensation from Fund Complex (13)		$386,803	$287,730	$304,055	$273,299	$280,349	$250,000	$275,000	$250,000	$275,000	$350,000	$275,000
Number of Funds in Fund Complex Overseen by Board Member		106	106	106	106	106	106	106	106	106	106	Retired	106

(1)	Information is for the Fund’s most recent fiscal year. The fiscal year end (FYE) for certain Funds was amended at a meeting of the Boards in May 2008. Information reflected in this chart is for the post-amended FYE.
(2)	Total amount of deferred compensation, including interest, payable to Board Member is $206,186.54 as of 12/31/08.
(3)	Total amount of deferred compensation, including interest, payable to Board Member is $132,379.75 as of 12/31/08.
(4)	Total amount of deferred compensation, including interest, payable to Board Member is $186,033.24 as of 12/31/08.
(5)	Total amount of deferred compensation, including interest, payable to Board Member is $108,573.76 as of 12/31/08.
(6)	Total amount of deferred compensation, including interest, payable to Board Member is $395,383.02 as of 12/31/08.
(7)	Total amount of deferred compensation, including interest, payable to Board Member is $91,311.50 as of 12/31/08.
(8)	Total amount of deferred compensation, including interest, payable to Board Member is $100,442.64 as of 12/31/08.
(9)	Total amount of deferred compensation, including interest, payable to Board Member is $91,311.50 as of 12/31/08.
(10)	Total amount of deferred compensation, including interest, payable to Board Member is $54,786.90 as of 12/31/08.
(11)	Total amount of deferred compensation, including interest, payable to Board Member is $84,371.82 as of 12/31/08.
(12)	As of December 31, 2008 the Board Member did not participate in the deferred compensation plan.
(13)	Represents the aggregate compensation earned by such persons during the calendar year ended December 31, 2008. Of this amount, Mr. Cavanagh, Mr. Fabozzi, Ms. Feldstein, Mr. Hubbard, Mr. Beckwith III, Mr. Flynn, Mr. Harris, Mr. Kester, and Ms. Robards deferred $51,800, $88,500, $81,000, $130,000, $125,000, $137,500, $125,000, $75,000, and $115,500, respectively, pursuant to the Fund Complex’s deferred compensation plan.
(14)	On December 31, 2008, Robert S. Salomon Jr. retired from the Board pursuant to the Funds’ retirement policy which requires Board Members to resign on December 31 in the year in which they turn 72.

Annex C

Equity Securities Owned by Board Members

     The information set forth below supplements the information set forth in Appendix C “Equity Securities Owned by Board Members” to the joint proxy statement dated July 17, 2009, and should be read in conjunction with Appendix C to the joint proxy statement.

     The following information is added with respect to Mr. Richard S. Davis and Mr. Frank J. Fabozzi.†

				Aggregate		Aggregate
				Dollar		Dollar
				Range of		Range of
		Number of		Equity	Number	Share
		Shares of	Number of	Securities	of Share	Equivalents
		Common	Shares of	in Each	Equivalents	in Each
Name of Board Member	Fund Name	Stock	AMPS	Fund	(1)	Fund
Interested Board Member:
Richard S. Davis	The Massachusetts Health &	500	None	$1-$10,000	—	—
	Education Tax-Exempt Trust

Independent Board Member:
Frank J. Fabozzi	BlackRock MuniHoldings	10	None	$1-$10,000	—	—
	Insured Fund II, Inc.

	BlackRock MuniHoldings	10	None	$1-$10,000	—	—
	Insured Fund, Inc.

	BlackRock MuniYield	10	None	$1-$10,000	—	—
	Quality Fund II, Inc.

(1)	Represents, as of May 31, 2009, the approximate number of share equivalents owned under the deferred compensation plan in each Fund by certain Independent Board Members who have participated in the deferred compensation plan. Under the deferred compensation plan BlackRock International Growth and Income Trust, BlackRock Enhanced Dividend Achievers™ Trust, BlackRock Energy and Resources Trust, BlackRock Floating Rate Income Trust, BlackRock Limited Duration Income Trust, BlackRock Preferred and Equity Advantage Trust, BlackRock Corporate High Yield Fund VI, Inc. and BlackRock Preferred Income Strategies Fund, Inc. are eligible investments.

†	The table set forth below does not include certain columns included in Appendix C to the joint proxy statement which have not been updated.

     The following information replaces in its entirety the disclosure with respect to Mr. Richard E. Cavanagh set forth in Appendix C “Equity Securities Owned by Board Members” to the joint proxy statement dated July 17, 2009.

					Aggregate
					Dollar
					Range of
					Equity
					Securities
					in All Funds			Aggregate
					Overseen			Dollar
				Aggregate	or To Be		Aggregate	Range of
				Dollar	Overseen		Dollar	Common
				Range of	by the		Range of	Stock
		Number of		Equity	Board	Number	Share	and Share
		Shares of	Number of	Securities	Member	of Share	Equivalents	Equivalents
		Common	Shares of	in Each	in Fund	Equivalents	in Each	in all
Name of Board Member	Fund Name	Stock	AMPS	Fund	Complex	(1)	Fund	Funds
Independent Board Member:
Richard E. Cavanagh	BlackRock	100	None	$1-$10,000	Over	—	—	Over
	Corporate High				$100,000			$100,000
	Yield Fund, Inc.

	BlackRock	100	None	$1-$10,000		—	—
	Corporate High
	Yield Fund III, Inc.

	BlackRock	100	None	$1-$10,000		—	—
	Corporate High
	Yield Fund V, Inc.

	BlackRock	100	None	$1-$10,000		4,851	$10,001
	Corporate High						-$50,000
	Yield Fund VI, Inc.

	BlackRock Debt	100	None	$1-$10,000		—	—
	Strategies Fund, Inc.

	BlackRock	100	None	$1-$10,000		—	—
	Diversified Income
	Strategies Fund, Inc.

	BlackRock Enhanced	261	None	$1-$10,000		—	—
	Capital and Income
	Fund, Inc.

	BlackRock Enhanced	100	None	$1-$10,000		—	—
	Government Fund, Inc.

	BlackRock Floating	100	None	$1-$10,000		—	—
	Rate Income
	Strategies Fund II, Inc.

	BlackRock Floating	100	None	$1-$10,000		—	—
	Rate Income
	Strategies Fund, Inc.

	BlackRock Muni	100	None	$1-$10,000		—	—
	Intermediate
	Duration Fund, Inc.

	BlackRock	100	None	$1-$10,000		—	—
	MuniEnhanced
	Fund, Inc.

	BlackRock	100	None	$1-$10,000		—	—
	MuniHoldings
	Fund II, Inc.

	BlackRock	100	None	$1-$10,000		—	—
	MuniHoldings
	Fund, Inc.

	BlackRock	100	None	$1-$10,000		—	—
	MuniHoldings
	Insured Fund II, Inc.

	BlackRock	100	None	$1-$10,000		—	—
	MuniHoldings
	Insured Fund, Inc.

					Aggregate
					Dollar
					Range of
					Equity
					Securities
					in All Funds			Aggregate
					Overseen			Dollar
				Aggregate	or To Be		Aggregate	Range of
				Dollar	Overseen		Dollar	Common
				Range of	by the		Range of	Stock
		Number of		Equity	Board	Number	Share	and Share
		Shares of	Number of	Securities	Member	of Share	Equivalents	Equivalents
		Common	Shares of	in Each	in Fund	Equivalents	in Each	in all
Name of Board Member	Fund Name	Stock	AMPS	Fund	Complex	(1)	Fund	Funds
Independent Board Member:
Richard E. Cavanagh	BlackRock MuniVest	100	None	$1-$10,000		—	—
(continued)	Fund II, Inc.

	BlackRock MuniVest	100	None	$1-$10,000		—	—
	Fund, Inc.

	BlackRock MuniYield	100	None	$1-$10,000		—	—
	Fund, Inc.

	BlackRock MuniYield	100	None	$1-$10,000		—	—
	Insured Fund, Inc.

	BlackRock MuniYield	100	None	$1-$10,000		—	—
	Quality Fund II, Inc.

	BlackRock MuniYield	100	None	$1-$10,000		—	—
	Quality Fund Inc.

	BlackRock Preferred	100	None	$1-$10,000		—	—
	and Corporate
	Income Strategies
	Fund, Inc.

	BlackRock Preferred	100	None	$1-$10,000		3,622	$10,001-
	Income Strategies						$50,000
	Fund, Inc.

	BlackRock Senior	100	None	$1-$10,000		—	—
	High Income
	Fund, Inc.

	The Massachusetts	100	None	$1-$10,000		—	—
	Health & Education
	Tax-Exempt Trust

(1)	Represents, as of May 31, 2009, the approximate number of share equivalents owned under the deferred compensation plan in each Fund by certain Independent Board Members who have participated in the deferred compensation plan. Under the deferred compensation plan BlackRock International Growth and Income Trust, BlackRock Enhanced Dividend Achievers™ Trust, BlackRock Energy and Resources Trust, BlackRock Floating Rate Income Trust, BlackRock Limited Duration Income Trust, BlackRock Preferred and Equity Advantage Trust, BlackRock Corporate High Yield Fund VI, Inc. and BlackRock Preferred Income Strategies Fund, Inc. are eligible investments.

CENCL-0709-SUP-1